SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  March 30, 2006
                                                         ----------------

                        Rush Financial Technologies, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Texas                        000-24057                78-1847108
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                13355 Noel Road, Suite 300, Dallas, TX     75240
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 972-450-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On March 30, 2006, Rush Financial Technologies, Inc. ("Rush") and TAL Financial Services, LLC ("TFS") entered into a Membership Interest Purchase Agreement (the "Agreement") providing for Rush to purchase from TFS 100% of the outstanding membership interests of Terra Nova Trading, LLC, , Market Wise Securities, LLC and Market Wise Stock Trading School, LLC. Rush has raised $28 million, which is held in escrow, and will apply the proceeds thereof for the issuance of Series E Convertible Preferred Stock to finance the purchase at the closing of the acquisition. The preferred will be converted into common stock following the closing of the acquisition and the amendment of Rush's articles of incorporation to increase the number of authorized shares of common stock. The purchase price of the acquisition is approximately $25,000,000, and additional funds will be applied to transaction costs and working capital. The completion of the acquisition is subject to approval from the National Association of Securities Dealers, Inc. and various other regulatory authorities. The acquisition will be accounted for as a business combination.

Item 7.01  Regulation FD Disclosure

         On March 31, 2006, the Registrant issued a press release announcing the signing of the Agreement. Such press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be "filed", with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.


Item 9.01  Financial Statements and Exhibits

      (c) Exhibits.

----------- ----------------------------------------------------------- --------
 Exhibit #                         Description                           Page #
----------- ----------------------------------------------------------- --------
   2.6       Membership Interest Purchase Agreement dated March 30,         4
             2006 between Rush Financial Technologies, Inc. and TAL
             Financial Services, LLC.
   4.3       Certificate of Designations, Rights and Preferences of        49
             Series E Convertible Preferred Stock, as amended.
  10.23      Form of Stock Purchase Agreement among Registrant and         51
             purchasers of Series E Convertible Preferred Stock
----------- ----------------------------------------------------------- --------
  99.1       Press release dated March 31, 2006 announcing the signing     87
             of a Membership Interest Purchase Agreement with TAL
             Financial Services LLC for the purchase of the interest of
             Terra Nova Trading, LLC, Market Wise Securities, LLC and
             Market Wise Stock Trading School, LLC.
----------- ----------------------------------------------------------- --------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUSH FINANCIAL TECHNOLOGIES, INC.
                                            (Registrant)

Date:  April 3, 2006                       By: /s/ Dewey M. Moore, Jr.
                                            -------------------------------
                                            Dewey M. Moore, Jr.
                                            Chief Executive Officer
















                                       3